UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of report (Date of earliest event reported): October 22, 2007

                       PetMed Express, Inc.
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      (Exact name of registrant as specified in its charter)

         Florida                000-28827          65-0680967
 ---------------------------    ----------        ---------------
(State or other jurisdiction   (Commission       (I.R.S. Employer
    of incorporation)          File Number)     Identification No.)


           1441 S.W. 29th Avenue,  Pompano Beach, FL  33069
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          (Address of principal executive offices) (Zip Code)


                            (954) 979-5995
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         (Registrant's telephone number, including area code)


                         Not Applicable
     -----------------------------------------------------------
    (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01   Other Events.

  On  October  22,  2007, PetMed Express,  Inc.  issued  a  press release  announcing its September 30, 2007 quarter end  financial
results.   A  copy  of this press release is attached  hereto  as
Exhibit 99.1 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

            (d)  Exhibits.

                 99.1 - Press release dated October 22, 2007.

                        EXHIBIT INDEX

Exhibit No.  Description
----------   -----------

99.1         Press release dated October 22, 2007


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2007

                                    PETMED EXPRESS, INC.

                                    By:  /s/ Bruce S. Rosenbloom
                                       -------------------------
                                    Name:  Bruce S. Rosenbloom
                                    Title: Chief Financial Officer


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